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                                                                    EXHIBIT 10.4

                                                                    (Afton Oaks)

                    TENTH AMENDMENT TO PROJECT LOAN AGREEMENT

     THIS TENTH AMENDMENT TO PROJECT LOAN AGREEMENT (the "Tenth Amendment") is effective as of July 1, 2006, by and between CAPMARK FINANCE INC., a California corporation, formerly known as GMAC Commercial Mortgage Corporation, a California corporation (the "Lender") and DIVERSICARE AFTON OAKS, LLC, a Delaware limited liability company (the "Borrower").

                                    RECITALS:

     A. The Lender, ADVOCAT INC., a Delaware corporation ("Advocat"), DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation and wholly-owned subsidiary of Advocat ("DMSC"), DIVERSICARE LEASING CORP. ("DLC"), a Tennessee corporation and wholly-owned subsidiary of AFI (defined below), ADVOCAT ANCILLARY SERVICES, INC. ("AAS"), a Tennessee corporation and wholly-owned subsidiary of DMSC, DIVERSICARE CANADA MANAGEMENT SERVICES CO., INC. ("DCMS"), a corporation organized under the laws of Canada and wholly-owned subsidiary of DLC, FIRST AMERICAN HEALTH CARE, INC. ("FAHC"), an Alabama corporation and wholly-owned subsidiary of DLC, DIVERSICARE LEASING CORP. OF ALABAMA ("DLCA"), an Alabama corporation and wholly-owned subsidiary of DLC, ADVOCAT DISTRIBUTION SERVICES, INC. ("ADS"), a Tennessee corporation and wholly-owned subsidiary of DMS, and ADVOCAT FINANCE, INC. ("AFI"), a Delaware corporation and wholly-owned subsidiary of DMS (DLC, AAS, DCMS, DGP, FAHC, ADS, DLCA and AFI, together with any other subsidiaries of Advocat or of the Subsidiaries formed or acquired after the date hereof, are sometimes hereinafter referred to collectively as the "Subsidiaries") entered into that certain Project Loan Agreement dated December 27, 1996, as amended by that certain First Amendment to Project Loan Agreement dated April 30, 2000, by that certain Second Amendment to Project Loan Agreement dated June 30, 2000, by Memorandum dated September 8, 2000, by that certain Third Amendment to Project Loan Agreement dated September 29, 2000, by that certain Fourth Amendment to Project Loan Agreement dated December 31, 2000, and by that certain Fifth Amendment to Project Loan Agreement and Comprehensive Amendment of All Other Loan Documents dated February 28, 2001, as amended by that certain Sixth Amendment to Project Loan Agreement dated December 23, 2002, as amended by that certain Seventh Amendment to Project Loan Agreement dated March 31, 2004, as amended by that certain Eighth Amendment to Project Loan Agreement dated April 1, 2005, and as amended by that certain Ninth Amendment to Project Loan Agreement dated April 1, 2006 (the "Loan Agreement"). Pursuant to the terms of the Fifth Amendment to Project Loan Agreement and Comprehensive Amendment of All Other Loan Documents dated February 28, 2001, the Borrower assumed all rights, obligations and benefits of DMSC in, to and under the Loan Document and all Other Loan Documents.

     B. Pursuant to the terms of the Loan Agreement, Lender made a Loan to DMSC, which was assumed by Borrower, in the principal amount of $3,750,000.00 (the "Loan"). Unless otherwise defined herein, capitalized terms shall have the meanings assigned to them in the Loan Agreement.

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     C. The Loan matures on July 1, 2006.

     D. The Borrower has requested that the Lender extend the Maturity Date, and the Lender has agreed subject to the conditions and terms evidenced herein.

                                    AGREEMENT

     NOW THEREFORE, in consideration of the above Recitals, the Borrower and the Lender hereby amend the Loan Agreement as follows:

     In Article I, the definition of Maturity Date is hereby amended to state "Maturity Date means September 1, 2006."

     Except as expressly amended hereby, the Loan Agreement shall remain unchanged and shall continue in full force and effect.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]


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     IN WITNESS WHEREOF, the Borrower and the Lender have caused this Tenth
Amendment to be executed by their duly authorized representatives, as of the date first set forth above.

                                        BORROWER:

                                        DIVERSICARE AFTON OAKS, LLC, a Delaware
                                        limited liability company

                                        By: Diversicare Leasing Corp., a
                                            Tennessee corporation, its sole
                                            member


                                        /s/ Glynn Riddle
                                        ----------------------------------------
                                        Glynn Riddle, Chief Financial Officer


                                        LENDER:

                                        CAPMARK FINANCE INC., a California
                                        corporation, formerly known as GMAC
                                        Commercial Mortgage Corporation, a
                                        California corporation


                                        By: Laura Y. McDonald
                                            ------------------------------------
                                        Its: Senior Vice President


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